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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 30, 2000


            IndyMac MBS, Inc., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2000, providing for the issuance of the INDYMAC MBS, INC., Residential Asset Securities Trust 2000-A8, Mortgage Pass-Through
            Certificates, Series 2000-H).

                               INDYMAC MBS, INC.
            (Exact name of registrant as specified in its charter)

           Delaware                      333-82831            95-4791925
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(State or Other Jurisdiction            (Commission         (I.R.S. Employer
      of Incorporation)                 File Number)       Identification No.)


155 North Lake Avenue
Pasadena, California                                             91101
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(Address of Principal                                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (800) 669-2300
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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1   Legality Opinion of Brown & Wood LLP.

         8.1   Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)

         23.1  Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)




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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INDYMAC MBS, INC.



                                         By:  /s/ S. Blair Abernathy
                                              -----------------------------
                                                  S. Blair Abernathy
                                                  Executive Vice President



Dated:  October 30, 2000


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                                 Exhibit Index

Exhibit                                                                  Page

5.1     Legality Opinion of Brown & Wood LLP                              5

8.1     Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)         5

23.1    Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)    5